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                          [DSP Group, Inc. letterhead]

                                                               NOVEMBER 17, 1999

Amendment to Employment Agreement

Between DSP Group, Inc., DSP Group, Ltd. and Igal Kohavi. Effective date November 11, 1999.

In the event Mr. Kohavi will desire to terminate the Employment Agreement without Good Reason, he will have to notify the company one year in advance and then all his rights under the Employment Agreement would continue for the notice period plus two years. All options held by Mr. Kohavi will accelerate and immediately vest after 6 months following the notice date and be exercisable in whole or in part at any time from vesting of the options for a period of two years.

/s/ IGAL KOHAVI                       /s/ IGAL KOHAVI
--------------------                  --------------------
DSP Group, Inc.                       Igal Kohavi


/s/ ELI AYALON
--------------------
DSP Group, Inc.


                                      /s/ SHAUL SHANI
                                      -------------------------
                                      Shaul Shani - Chairman of
                                      Compensation Committee